Exhibit 10.2

AMENDMENT No. 1 TO

REGISTRATION RIGHTS AGREEMENT AMONG ACTINIUM PHARMACEUTICALS, INC.,
ACTINIUM HOLDINGS LIMITED (FORMERLY GENERAL ATLANTIC INVESTMENTS
LIMITED) AND CERTAIN STOCKHOLDERS, DATED JUNE 30, 2000

THIS AMENDMENT No. 1 ("Amendment No.1") to the REGISTRATION RIGHTS AGREEMENT among ACTINIUM PHARMACEUTICALS, INC. ("API"), ACTINIUM HOLDINGS LIMITED("AHL") and certain STOCKHOLDERS of API, dated June 30, 2000 ("Agreement"), is made and entered into as of September 29, 2011 ("Effective Date") by and among API, AHL and the Stockholders of API who are signatories to this Amendment No. 1, all collectively referred to herein as the "parties," with each being a "party." Capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms in the Agreement.

WITNESSETH:

WHEREAS, the parties agree that certain additional funding is necessary in order to continue the clinical and other programs of API; and

WHEREAS, the parties wish to incentivize investment in API by third parties,

WHEREAS, the signatures of the parties hereto satisfy the requirements for an amendment of the Agreement pursuant to Section 10(d) thereof, and

WHEREAS, the parties therefore have agreed to amend the Agreement as set forth in this First Amendment:

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

Section 3 of the Agreement is amended by adding the following sub-section (c):

"No registration rights granted to the Designated Holders under the terms of this Agreement (including without limitation the rights granted pursuant to Sections 3,4 and 5 hereof) shall be exercisable by any Designated Holder for any Registrable Securities unless and until all shares of the Company's Series E Preferred Stock have been registered as provided in the Second Amended and Restated Investor Rights Agreement ("Investor Agreement") between the Company, Actinium Holdings Limited and the Investors listed on Schedule A to the Investor Agreement.

In the event of any conflict or inconsistency between the Agreement and this Amendment No.1, this Amendment No.1 shall prevail and control. Except as amended hereby, all provisions of the Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws. This Amendment No. 1 may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment No. 1 shall become effective as of the Effective Date.

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AMENDMENT NO. I TO API REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Registration RightsAgreement as of the date and year first written above.

ACTINIUM PHARMACEUTICALS, INC.

/s/ Dragan Cicic
Dragan Cicic, M.D. President and CEO

ACTINIUM HOLDINGS, LTD.

By:

Title:

N.V. ORGANON

By:

Title:

MAURITS GEERLINGS, JR., M.D.

AMENDMENT NO. 1 TO API REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Registration RightsAgreement as of the date and year first written above.

ACTINIUM PHARMACEUTICALS, INC.

Dragan Cicic, M.D. President and CEO

ACTINIUM HOLDINGS, LTD.

By:

Title:	President

N.V. ORGANON

By:

Title:

MAURITS GEERLINGS, JR., M.D.

AMENDMENT NO. 1 TO API REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Registration RightsAgreement as of the date and year first written above.

ACTINIUM PHARMACEUTICALS, INC.

Dragan Cicic, M.D. President and CEO

ACTINIUM HOLDINGS, LTD.

By:

Title:

N.V. ORGANON

By:	David Nicholson, Ph.D.

Title:	Sr. VP, Worldwide Licensing and Knowledge Management

MAURITS GEERLINGS, JR., M.D.

AMENDMENT NO. 1 TO API REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO API REGISTRATION RIGHTS AGREEMENT